UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

AMENDMENT NO. 1 to
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) February 22, 2003

GUITRON INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-37904 (Commission File Number)	51-0397012 (IRS Employer Identification Number No.)

1530 9th Avenue, S.E., Calgary, Alberta, Canada T2G 0T7
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (403) 693-8014

This Amendment No. 1 to Form 8-K dated February 22, 2003 is being filed for the sole purpose of correcting the information set forth in table under Item 1, showing the individuals that are now the major shareholders of Guitron International Inc. as a result of the share exchange conducted with the shareholders of The Guitron Corporation, discussed in Item 2 of the original Form 8-K. The identification of the major shareholders was based on information that was provided to the Registrant, which was discovered to be incorrect on the day of filing of this Amendment No. 1.

ITEM 1. Changes in Control of Registrant.

Class of Stock	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Shares	France Bergeron Fasano 450, Rue de la Noue Verdun, Quebec H3E 1S1	3,412,500	25.9%
Common Shares	Michael Ash 310 Monter Sabourin St. Bruno, QC J3V 4P6 Canada	2,290,238(2)	17.4%

ITEM 2. Acquisition or Disposition of Assets

See the original Form 8-K dated February 22, 2003 and filed on March 3, 2003.

ITEM 3. Bankruptcy or Receivership

Not Applicable

ITEM 4. Changes in Registrants' Certifying Accountant

Not Applicable

ITEM 5. Other Event and Regulation FD Disclosure

Not Applicable

ITEM 6. Resignation of Directors.

Not Applicable

ITEM 7. Financial Statements and Exhibits

None

ITEM 8. Change in Fiscal Year

Not Applicable

ITEM 9. Regulation FD Disclosure

Not Applicable

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SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: March 3, 2003

GUITRON INTERNATIONAL, INC.,

a Delaware corporation

By: /s/ Jacqueline Danforth
Name: Jacqueline Danforth
Title: Secretary/Treasurer

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